UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2012

GOLDEN STAR RESOURCES LTD.

(Exact name of registrant as specified in its charter)

CANADA	1-12284	98-0101955
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10901 West Toller Drive, Suite 300 Littleton, Colorado	80127-6312
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 303-830-9000

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On May 3, 2012, Golden Star Resources Ltd. (the “Company”) issued a press release announcing the completion of a Company authored Preliminary Economic Assessment (“PEA”) of the West Reef area of the Prestea Underground Mine. The press release dated May 3, 2012, is hereby being furnished to the Securities and Exchange Commission (“SEC”) as Exhibit 99.1 hereto.

On May 3, 2012, the Company filed the PEA titled “Mechanized Mining of the West Reef Resource, Prestea Underground Mine, Prestea, Ghana” dated May 3, 2012 with the securities regulatory authorities in Canada. The PEA is hereby being furnished to the SEC as Exhibit 99.2 hereto to satisfy the Company’s “public disclosure” obligations under Regulation FD under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The PEA was prepared in accordance with National Instrument 43-101 of the Canadian Securities Administrators (“NI 43-101”) by Dr. Martin Raffield, Senior Vice President Technical Services, and S. Mitchel Wasel, Vice President of Exploration, each of whom is a Qualified Person as defined by NI 43-101.

All mineral resources in the PEA have been estimated in accordance with the definition standards on mineral resources of the Canadian Institute of Mining, Metallurgy and Petroleum referred to in NI 43-101. U.S. reporting requirements for disclosure of mineral properties are governed by the SEC Industry Guide 7 (“Guide 7”). NI 43-101 and Guide 7 standards are substantially different. The PEA uses the terms “Indicated Mineral Resource” and “Inferred Mineral Resource”. These terms are defined in and required to be disclosed by NI 43-101; however, these terms are not defined terms under Guide 7 and are normally not permitted to be used in reports and registration statements filed with the SEC. US Investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted into a higher category or into mineral reserves. US investors are cautioned not to assume that any part or all of the Inferred Mineral Resource exists, or is economically or legally mineable. Also, disclosure of contained ounces is permitted under Canadian regulations; however the SEC generally requires Inferred Mineral Resource information to be reported as in-place tonnage and grade. The PEA is preliminary in nature and there is no assurance that the PEA will be realized.

The information in this Item 7.01, including the information set forth in the PEA, are deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Exchange Act, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act. The information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 8.01 Other Events.

As noted in Item 7.01 above, on May 3, 2012, the Company announced the completion of a Company authored PEA of the West Reef area of the Prestea Underground Mine. Results from the PEA are as follows:

Prestea Underground Resources

Indicated Mineral Resources

Cautionary Note to U.S. Investors Concerning Estimates of Indicated Mineral Resources

The information set forth in this Item 8.01 uses the term “Indicated Mineral Resources.” We advise U.S. investors that while this term is recognized and required by Canadian regulations, the U.S. Securities and Exchange Commission does not recognize this term. US investors are cautioned not to assume that any part or all of the mineral deposits in this category will ever be converted into Mineral Reserves. Our Indicated Mineral Resources have been estimated in compliance with definitions set out in NI 43-101.

The Indicated Mineral Resources have been estimated at an economic cut-off grade based on a gold price of $1,500 per ounce for December 31, 2011, and on economic parameters deemed realistic.

The following table summarizes Prestea Underground Mine’s estimated Indicated Mineral Resources as of December 31, 2011:

Prestea Underground Resources	Tonnes (M)	Gold Grade (g/t)	Ounces (000’s)
Indicated	1.641	12.63	666

Of these resources, the West Reef orebody has estimated Indicated Mineral Resources as of December 31, 2011:

West Reef Resources	Tonnes (M)	Gold Grade (g/t)	Ounces (000’s)
Indicated	0.874	18.07	508

Inferred Mineral Resources

Cautionary Note to U.S. Investors Concerning Estimates of Inferred Mineral Resources

The information set forth in this Item 8.01 uses the term “Inferred Mineral Resources.” We advise U.S. investors that while this term is recognized and required by Canadian regulations, the U.S. Securities and Exchange Commission does not recognize this term. Inferred Mineral Resources have a great amount of uncertainty as to their existence, and great uncertainty as to their economic and legal feasibility. It cannot be assumed that all or any part of Inferred Mineral Resources will ever be upgraded to a higher category. In accordance with Canadian rules, estimates of Inferred Mineral Resources cannot form the basis of feasibility or other economic studies. U.S. investors are cautioned not to assume that part or all of the Inferred Mineral Resource exists, or is economically or legally mineable. Our Inferred Mineral Resources have been estimated in compliance with definitions defined by NI 43-101.

The Inferred Mineral Resources have been estimated at an economic cut-off grade based on a gold price of $1,500 per ounce for December 31, 2011, and on economic parameters deemed realistic.

The following table summarizes Prestea Underground Mine’s estimated Inferred Mineral Resources as of December 31, 2011:

Prestea Underground Resources	Tonnes (M)	Gold Grade (g/t)	Ounces (000’s)
Inferred	5.243	7.28	1,228

Of these resources, the West Reef orebody has estimated Inferred Mineral Resources as of December 31, 2011:

West Reef Resources	Tonnes (M)	Gold Grade (g/t)	Ounces (000’s)
Inferred	0.510	11.58	190

Notes to the Indicated Mineral Resources and Inferred Mineral Resources:

(1)	The Prestea Underground resource was estimated using a $1,500 per ounce gold price and an economic gold cut-off of 2.3 g/t.

(2)	The Qualified Person reviewing and validating the estimation of the Mineral Resources is S. Mitchel Wasel, Golden Star Resources Vice President of Exploration.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits relating to Item 7.01 are intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

Exhibit No.	Description

99.1	Press release of Golden Star Resources Ltd., dated May 3, 2012, announcing the completion of the PEA

99.2	PEA titled “Mechanized Mining of the West Reef Resource, Prestea Underground Mine, Prestea, Ghana” dated May 3, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2012

Golden Star Resources Ltd.

By:	/s/ Roger Palmer
Roger Palmer
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Golden Star Resources Ltd., dated May 3, 2012, announcing the completion of the PEA

99.2	PEA titled “Mechanized Mining of the West Reef Resource, Prestea Underground Mine, Prestea, Ghana” dated May 3, 2012